UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2026

TURTLE BEACH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-35465

(Commission

File Number)

Nevada	27-2767540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15822 Bernardo Center Drive, Suite 105

San Diego, California 92127

(Address of principal executive offices) (Zip code)

(914) 345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TBCH	The Nasdaq Global Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Term Loan Facility

On April 30, 2026, Turtle Beach Corporation (the “Company”) entered into a new financing agreement (the “Term Loan Financing Agreement”) by and among the Company, Voyetra Turtle Beach, Inc., a Delaware corporation, as borrower (“VTB”), each subsidiary of the Company listed as a guarantor on the signature pages thereto, the lenders from time to time party thereto, and Blue Torch Finance, LLC (“the “Term Agent”), as administrative agent and collateral agent (“Blue Torch”), pursuant to which Blue Torch made a loan to VTB in the aggregate amount of $85 million (the “Term Loan Facility”), the proceeds of which were used to or will be used to (a) refinance existing indebtedness of the Company and its subsidiaries; (b) for general corporate purposes; and (c) to pay fees and expenses related to the loan transactions. The Term Loan Facility will amortize in a quarterly amount equal to 1.25% of the aggregate original principal amount of the Term Loan Facility and may be prepaid at any time subject to a prepayment premium during the first year of the interest payments payable during the first year plus 3.00%. The Term Loan Facility is secured by substantially all of the assets of the Company and its subsidiaries which are party to the Term Loan Facility.

The Term Loan Facility (a) will mature on April 30, 2029; (b) will bear interest at a rate equal to (i) a base rate plus 6.50% per annum for Reference Rate Loans and Secured Overnight Financing Rate (“SOFR”) plus 7.50% per annum for SOFR Loans if the total leverage ratio is greater than or equal to 3.00x, (ii) a base rate plus 6.25% per annum for Reference Rate Loans and SOFR plus 7.25% per annum for SOFR Loans if the total leverage ratio is greater than or equal to 2.25x but less than 3.00x, and (iii) a base rate plus 5.75% per annum for Reference Rate Loans and SOFR plus 6.75% per annum for SOFR Loans if the total leverage ratio is less than 2.25x; and (c) is subject to certain affirmative, negative and financial covenants, including a minimum liquidity covenant and a quarterly total net leverage ratio covenant.

Revolving Credit Facility

On April 30, 2026, the Company entered into a Loan, Guaranty and Security Agreement (the “ABL Credit Agreement”), by and among the Company, Voyetra Turtle Beach, Inc., TBC Holding Company LLC, Performance Designed Products LLC, Turtle Beach Europe Limited, VTB Holdings, Inc., Tide Acquisition Sub II, LLC, the financial institutions party thereto and Bank of America, N.A. (the “ABL Agent”), as agent, collateral agent and security trustee for the lenders to the credit facility (the “Credit Facility”). The ABL Credit Agreement provides for, among other things: (a) subject in each case to the applicable borrowing base, a US commitment in an amount equal to $50,000,000 or $65,000,000 based on the season and a UK commitment equal to $10,000,000 or $15,000,000 based on the season; (b) a maturity date of April 30, 2029; (c) interest rate and margin terms such that the loans will bear interest at a rate equal to (1) SOFR, (2) the US Base Rate, (3) the Sterling Overnight Index Average Reference Rate (“SONIA”) for loans denominated in Sterling, and (4) the Euro Interbank Offered Rate (“EURIBOR”) for loans denominated in Euros, plus in each case, an applicable margin, which is between 0.50% and 1.00% for US Base Rate Loans and 1.50% and 2.00% for US Term SOFR Loans, UK SONIA Rate Loans and UK EURIBOR Loans; and (d) to certain affirmative and negative covenants and a springing (subject to certain triggers) fixed charge coverage ratio. The obligations under the ABL Credit Agreement are secured by substantially all of the assets of the Company and its subsidiaries which are party to the ABL Credit Agreement.

The respective priorities of the security interests securing the Term Loan Financing Agreement and the ABL Credit Agreement are governed by an intercreditor agreement, dated as of April 30, 2026, between the Term Agent and the ABL Agent.

The foregoing descriptions of the Term Loan Financing Agreement and ABL Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Financing Agreement and ABL Credit Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On May 4, 2026, the Company issued a press release announcing the Term Loan Financing Agreement and the ABL Credit Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Financing Agreement, dated as of April 30, 2026, by and among Turtle Beach Corporation, Voyetra Turtle Beach, Inc., VTB Holdings, Inc., each subsidiary of Turtle Beach Corporation listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, Blue Torch Finance, LLC, as collateral agent for the Secured Parties, and Blue Torch, as administrative agent for the Lenders.

10.2	Loan, Guaranty and Security Agreement, dated as of April 30, 2026, by and among Turtle Beach Corporation, Voyetra Turtle Beach, Inc., TBC Holding Company LLC, Performance Designed Products LLC, Turtle Beach Europe Limited, VTB Holdings, Inc., Tide Acquisition Sub II, LLC, the financial institutions party thereto and Bank of America, N.A., as administrative agent, collateral agent and security trustee for the lenders to the credit facility.

99.1	Press release dated May 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date: May 4, 2026	By:	/s/ MARK WEINSWIG
Mark Weinswig
Chief Financial Officer